                      SEMIANNUAL REPORT FEBRUARY 28, 1998

                                  OPPENHEIMER

                                    CAPITAL
                               APPRECIATION FUND

                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview with the Fund's Manager

10 Statement of Investments

16 Statement of Assets and Liabilities

18 Statement of Operations

19 Statements of Changes in Net Assets

20 Financial Highlights

24 Notes to Financial Statements

30 Officers and Trustees

32 Information and Services

REPORT HIGHLIGHTS
------------------------------------------------------------------------------

- FINANCIAL AND CONSUMER CYCLICAL STOCKS led the Fund's performance during the last six months. Within those sectors, the strongest returns were from consumer finance companies, as well as selected grocery, department and drug stores.

- TECHNOLOGY STOCKS, in which the Fund is traditionally an aggressive investor, performed weakly during the period, primarily over concerns of slower demand in Asia. However, many of these stocks are already beginning to bounce back.

- THE FUND IS CURRENTLY TAKING A TWO-PRONGED APPROACH to stock selection. On one hand, we are trying to take advantage of the corrections that occurred in many sectors; on the other, we are gravitating toward more stable, well-known domestic growth companies.

CUMULATIVE TOTAL RETURNS

For the 6-Month Period
Ended 2/28/98

CLASS A

    Without                   With
    Sales Chg.(1)             Sales Chg.(2)
    10.89%                    4.51%

CLASS B

    Without                   With
    Sales Chg.(1)             Sales Chg.(2)
    10.41%                    5.55%

CLASS C

    Without                   With
    Sales Chg.(1)             Sales Chg.(2)
    10.41%                    9.44%

CLASS Y
    Without                   With
    Sales Chg.(1)             Sales Chg.(2)
     6.80%                    6.80%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class Y shares are not available for sale to individual shareholders. Class B and C shares are subject to an annual 0.25% service fee and 0.75% asset-based sales charge, and Class A shares are subject to an annual 0.25% service fee.





                 2        Oppenheimer Capital Appreciation Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Capital Appreciation Fund

DEAR SHAREHOLDER,
------------------------------------------------------------------------------

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

   What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch farther and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

   Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations seeking to improve their bottom lines.

   At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

   In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

   Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
March 20, 1998





                 3        Oppenheimer Capital Appreciation Fund

AVG ANNUAL TOTAL RETURNS

For the Periods Ended 3/31/98(1)

CLASS A

   1 year        5 year         10 year
   36.68%        19.36%         17.00%

CLASS B

                                Since
   1 year        5 year         Inception
   38.80%        N/A            27.12%

CLASS C

                                Since
   1 year        5 year         Inception
   42.82%        N/A            22.41%

CLASS Y

                                Since
   1 year        5 year         Inception
   N/A           N/A            11.20%

CUMULATIVE TOTAL RETURN
For the Period Ended 3/31/98(1)

CLASS A

   5 year
   142.27%       $24,227(3)

PERFORMANCE UPDATE
------------------------------------------------------------------------------

Oppenheimer Capital Appreciation Fund's Class A shares performed well, providing a cumulative total return, without sales charges, of 10.89% for the six months ended February 28, 1998. In addition, the Fund's Class A shares were ranked in the top half of all capital appreciation funds by Lipper Analytical Services for the one-year period ended March 31, 1998.(2)

                                         GROWTH OF $10,000
                                         Over five years(3)
                                      (without sales charges)
Oppenheimer Capital Appreciation Fund
            Class A shares                                            S&P 500 Index
               $  10000                                                  $  10000
                9956.32                                                  10048.69
               10186.67                                                  10308.33
               10421.47                                                  10547.34
                  10150                                                  10147.36
                9870.42                                                  10190.07
               10445.78                                                  10688.35
               10468.92                                                  10686.67
               11412.64                                                  11727.18
               12754.21                                                  12846.74
               13869.09                                                  13867.57
               14117.52                                                  14702.49
               15131.05                                                  15491.66
               15907.95                                                  16186.86
               17065.49                                                  16687.14
               18064.10                                                  18078.17
               17723.87                                                  18562.85
               20589.52                                                  21803.54
               23299.36                                                  23436.81
               22819.31                                                  24109.74
               25709.51                                                  27472.76



1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 1/22/81. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower prior to 4/1/91. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 11/1/95). Class C returns for the 1-year period include the contingent deferred sales charge of 1%. Class C shares have an inception date of 12/1/93. Class Y shares were first publicly offered on 11/3/97 and are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.25% service fee and 0.75% asset-based sales charge, and Class A shares are subject to an annual 0.25% service fee.





                 4        Oppenheimer Capital Appreciation Fund

PORTFOLIO ALLOCATION(4)
- Stocks                          81.3%
- Cash
  Equivalents                     18.4
- Bonds                            0.3

PORTFOLIO REVIEW
------------------------------------------------------------------------------

Oppenheimer Capital Appreciation Fund is for investors looking for growth over the long term from a diverse portfolio of stocks.

WHAT WE LOOK FOR

- Companies with ABOVE-AVERAGE GROWTH POTENTIAL.

- Companies with increasing EARNINGS MOMENTUM.

- Companies that have a history of positive earnings, as well as the potential for POSITIVE EARNINGS SURPRISES.

- Stocks that have LOW VALUATIONS relative to their future growth prospects.

TOP 10 STOCK HOLDINGS(4)
 ..............................................................................
Microsoft Corp.        2.8%           Banc One Corp.          1.6%
 ..............................................................................
Travelers Group, Inc.  2.3            Safeway, Inc.           1.6
 ..............................................................................
CVS Corp.              1.8            Centex Corp.            1.1
 ..............................................................................
Tellabs, Inc.          1.6            Schering Plough Corp.   1.1
 ..............................................................................
Pfizer, Inc.           1.6            EMC Corp.               1.1
 ..............................................................................

TOP 5 INDUSTRIES(4)
 ..............................................................................
Diversified Financial  8.7%           Retail: General         5.5%
 ..............................................................................
Computer Software/                    Healthcare/Supplies
Services               8.6            & Services              5.2
 ..............................................................................
Computer Hardware      5.9
 ..............................................................................


2. Source: Lipper Analytical Services, Inc., 3/31/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 94 of 232 (1-year), 19 of 86 (5-year) and 16 of 55 (10-year) among capital appreciation funds for the periods ended March 31, 1998.

3. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. The S&P 500 is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors. Past performance does not guarantee future results.

4. Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 1998 and are based on total market value of investments.





                 5        Oppenheimer Capital Appreciation Fund

"THE FUND HELD LARGE POSITIONS IN FINANCIAL AND CONSUMER CYCLICAL SECTORS-- BOTH OF WHICH SHOWED SOLID GROWTH."

AN INTERVIEW WITH YOUR FUND'S MANAGER
------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED DURING THE LAST SIX MONTHS?

Oppenheimer Capital Appreciation Fund's Class A shares delivered a cumulative total return, without sales charges, of 10.89% for the six-month period ended February 28, 1998.(1) We achieved these results despite a significant cash position and a sharp correction in some of the Fund's technology holdings. The Fund also continued to provide competitive performance relative to its peers, ranking in the top half of capital appreciation funds as measured by Lipper Analytical Services for the one-year period ended March 31, 1998.(2)

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

While we select stocks based on their individual merit, many of the stocks we held during the period were in industry sectors that outperformed the overall market. For example, the Fund held large positions in the financial and consumer cyclical sectors, both of which showed solid growth. Within those sectors, we emphasized investments in market segments that reported solid returns: in the financial sector, consumer finance companies, such as Travelers Group; in the consumer cyclical sector, selected grocery, department and drug stores, such as CVS.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. Source: Lipper Analytical Services, Inc., 3/31/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 94 of 232 (1-year), 19 of 86 (5-year) and 16 of 55 (10-year) among capital appreciation funds for the periods ended March 31, 1998.





                 6        Oppenheimer Capital Appreciation Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Bob Doll
Jane Putnam (Portfolio Manager)

DID ANY INVESTMENTS PERFORM DISAPPOINTINGLY?

Performance lagged in certain sectors. Oil service companies have suffered because of declining oil prices and an unusually mild winter due to the effects of El Nino. Despite strong earnings, many of these companies have traded significantly off their highs of 1997. However, we believe this is a temporary, rather than a long-term problem. While oil prices may fluctuate on a day-to-day basis, when companies prepare their budgets to replace their oil reserves for the coming year, short-term oil price changes shouldn't significantly affect long-term planning.

   Technology, in which we are traditionally an aggressive investor, also performed weakly during the past six months over concerns of slower demand in Asia. In particular, disk drive and semiconductor manufacturers held down performance. However, many of these stocks are already beginning to bounce back. After reducing the Fund's exposure to technology, we started to find attractive buying opportunities within the sector once again in companies like Compaq Computer, the world's leading PC maker. Compaq is positioned to further expand its market share with its recent acquisition of Digital Computer.





                 7        Oppenheimer Capital Appreciation Fund

"IN THE COMING MONTHS, UNSETTLED CONDITIONS IN THE GLOBAL ECONOMY MAY WELL DAMPEN GROWTH."

AN INTERVIEW WITH YOUR FUND'S MANAGER
------------------------------------------------------------------------------

WHAT OTHER AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?

With growth in the economy expected to slow and many sectors of the market so highly valued, we are taking a two-pronged approach to stock selection. On the one hand, we are seeking to take advantage of the corrections that occurred in many sectors. PC disk drive manufacturers, for example, offer opportunities to put some of the Fund's cash to work in good companies with depressed stocks. On the other hand, we are also gravitating toward more stable, well-known domestic growth companies, where we believe earnings are predictable and valuations are reasonable. These holdings can position the Fund to participate in market growth while offering some protection against volatility.

   Our investment in CVS, a major holding of the Fund, is one example of this defensive strategy. As a U.S. drug store chain, CVS is insulated from volatility in offshore markets. It has been very successful in laying out its stores to generate high-margin impulse sales. It is also building market share, having recently acquired Revco, a similar, but less successful firm. We believe that CVS's management ability and sales strategy will enable the company to realize much higher per-store returns as it transforms its newly acquired stores. Safeway is another such example. Like CVS, this major, domestic supermarket chain is pursuing a program of aggressive acquisitions, applying their excellent management and best practices to the poorly performing competitors they have acquired.





                 8        Oppenheimer Capital Appreciation Fund

WHY DOES THE FUND'S CASH POSITION REMAIN RELATIVELY HIGH?

We are dedicated to building Oppenheimer Capital Appreciation Fund one company and one stock at a time. When a stock reaches our target price, we sell it. We continually look for new investments that fit our strict criteria for above-average growth potential and low valuations relative to growth prospects. However, such investments are in short supply in today's high valuation environment.

   As a result we have developed a cash cushion that protects the Fund during periods of market volatility, and provides the liquidity we need to take advantage of attractive buying opportunities as they develop. As corrections occur, we will seek investments that put the Fund's money to work in a manner consistent with our strategy.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

In the coming months, unsettled conditions in certain sectors of the global economy may well dampen growth and reduce corporate profits. In such an environment, we believe that our disciplined approach and emphasis on individual stock selection should serve investors well... continuing to make Oppenheimer Capital Appreciation Fund part of The Right Way to Invest.





                 9        Oppenheimer Capital Appreciation Fund

STATEMENT OF INVESTMENTS February 28, 1998 (Unaudited)

                                                                                MARKET VALUE
                                                             SHARES             SEE NOTE 1
=============================================================================================
COMMON STOCKS--80.8%
---------------------------------------------------------------------------------------------
BASIC MATERIALS--2.5%
---------------------------------------------------------------------------------------------
CHEMICALS--2.5%
Crompton & Knowles Corp.                                     300,000            $ 9,037,500
---------------------------------------------------------------------------------------------
Dexter Corp.                                                 136,100              5,529,062
---------------------------------------------------------------------------------------------
Ferro Corp.                                                  260,000              7,003,750
---------------------------------------------------------------------------------------------
Morton International, Inc.                                   346,100             11,442,931
---------------------------------------------------------------------------------------------
Praxair, Inc.                                                190,400              9,103,500
                                                                           ------------------
                                                                                 42,116,743

---------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--15.3%
---------------------------------------------------------------------------------------------
AUTOS & HOUSING--3.4%
Arvin Industries, Inc.                                       159,900              6,336,037
---------------------------------------------------------------------------------------------
Autoliv, Inc.                                                 37,280              1,151,020
---------------------------------------------------------------------------------------------
Centex Corp.                                                 251,000             18,338,687
---------------------------------------------------------------------------------------------
Pulte Corp.                                                  150,000              6,825,000
---------------------------------------------------------------------------------------------
Republic Industries, Inc.(1)                                 550,000             12,993,750
---------------------------------------------------------------------------------------------
Toll Brothers, Inc.(1)                                       340,000             10,200,000
                                                                           ------------------
                                                                                 55,844,494

---------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--2.3%
Callaway Golf Co.                                            360,400             11,622,900
---------------------------------------------------------------------------------------------
Carnival Corp., Cl. A                                        300,000             17,662,500
---------------------------------------------------------------------------------------------
Northwest Airlines Corp., Cl. A(1)                           159,600              9,396,450
                                                                           ------------------
                                                                                 38,681,850

---------------------------------------------------------------------------------------------
MEDIA--1.8%
Belo (A.H.) Corp., Cl. A                                     137,600              7,533,600
---------------------------------------------------------------------------------------------
Chancellor Media Corp.(1)                                    246,000             11,008,500
---------------------------------------------------------------------------------------------
New York Times Co.                                           174,100             11,392,669
                                                                           ------------------
                                                                                 29,934,769

---------------------------------------------------------------------------------------------
RETAIL: GENERAL--5.5%
CVS Corp.                                                    410,000             30,365,625
---------------------------------------------------------------------------------------------
Dayton Hudson Corp.                                           65,000              5,025,312
---------------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                         170,000              7,968,750
---------------------------------------------------------------------------------------------
Jones Apparel Group, Inc.(1)                                 253,400             13,937,000
---------------------------------------------------------------------------------------------
Kellwood Co.                                                 140,000              4,541,250
---------------------------------------------------------------------------------------------
Tommy Hilfiger Corp.(1)                                      300,000             16,068,750
---------------------------------------------------------------------------------------------
WestPoint Stevens, Inc.(1)                                   235,300             12,559,137
                                                                           ------------------
                                                                                 90,465,824





                 10       Oppenheimer Capital Appreciation Fund

                                                                               MARKET VALUE
                                                             SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--2.3%
Bed Bath & Beyond, Inc.(1)                                    98,000            $ 4,232,375
---------------------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                                  160,500              8,947,875
---------------------------------------------------------------------------------------------
Gap, Inc.                                                    138,000              6,166,875
---------------------------------------------------------------------------------------------
Intimate Brands, Inc., Cl. A                                 240,000              6,510,000
---------------------------------------------------------------------------------------------
Ross Stores, Inc.                                             57,000              2,244,375
---------------------------------------------------------------------------------------------
Tiffany & Co.                                                135,100              6,349,700
---------------------------------------------------------------------------------------------
TJX Cos., Inc.                                               100,000              3,862,500
                                                                           ------------------
                                                                                 38,313,700

---------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--13.1%
---------------------------------------------------------------------------------------------
FOOD--3.8%
JP Foodservice, Inc.(1)                                      140,900              4,658,506
---------------------------------------------------------------------------------------------
Keebler Foods Co.(1)                                         200,000              6,275,000
---------------------------------------------------------------------------------------------
Kroger Co.(1)                                                290,000             12,252,500
---------------------------------------------------------------------------------------------
McCormick & Co., Inc., Non-Vtg.                              233,100              6,687,056
---------------------------------------------------------------------------------------------
Richfood Holdings, Inc.                                      250,800              7,132,125
---------------------------------------------------------------------------------------------
Safeway, Inc.(1)                                             750,000             26,156,250
                                                                           ------------------
                                                                                 63,161,437

---------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--3.3%
Lilly (Eli) & Co.                                            144,000              9,477,000
---------------------------------------------------------------------------------------------
Pfizer, Inc.                                                 300,000             26,550,000
---------------------------------------------------------------------------------------------
Schering-Plough Corp.                                        235,000             17,874,687
                                                                           ------------------
                                                                                 53,901,687

---------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--5.1%
Becton, Dickinson & Co.                                      140,000              8,907,500
---------------------------------------------------------------------------------------------
First Health Group Corp.(1)                                  188,600              9,394,637
---------------------------------------------------------------------------------------------
HEALTHSOUTH Corp.(1)                                         260,000              7,020,000
---------------------------------------------------------------------------------------------
Lincare Holdings, Inc.(1)                                    229,800             14,915,456
---------------------------------------------------------------------------------------------
Medtronic, Inc.                                              125,000              6,640,625
---------------------------------------------------------------------------------------------
Minimed, Inc.(1)                                              98,100              4,120,200
---------------------------------------------------------------------------------------------
Oxford Health Plans, Inc.(1)                                 188,900              3,246,719
---------------------------------------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)                           322,936             10,394,502
---------------------------------------------------------------------------------------------
VISX, Inc.(1)                                                125,200              2,942,200
---------------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)                           298,000             17,414,375
                                                                           ------------------
                                                                                 84,996,214

---------------------------------------------------------------------------------------------
TOBACCO--0.9%
Philip Morris Cos., Inc.                                     184,000              7,992,500
---------------------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                                   195,000              6,739,687
                                                                           ------------------
                                                                                 14,732,187





                 11       Oppenheimer Capital Appreciation Fund

                                                                                MARKET VALUE
                                                             SHARES             SEE NOTE 1
---------------------------------------------------------------------------------------------
ENERGY--4.8%
---------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--3.0%
BJ Services Co.(1)                                           170,000            $ 5,843,750
---------------------------------------------------------------------------------------------
ENSCO International, Inc.                                    270,000              7,863,750
---------------------------------------------------------------------------------------------
Global Marine, Inc.(1)                                       252,000              5,843,250
---------------------------------------------------------------------------------------------
Halliburton Co.                                              283,200             13,168,800
---------------------------------------------------------------------------------------------
Nabors Industries, Inc.(1)                                   120,000              2,745,000
---------------------------------------------------------------------------------------------
Smith International, Inc.                                     75,000              3,993,750
---------------------------------------------------------------------------------------------
Varco International, Inc.(1)                                 419,800             10,442,525
                                                                           ------------------
                                                                                 49,900,825

---------------------------------------------------------------------------------------------
OIL-INTEGRATED--1.8%
Camco International, Inc.                                    206,300             12,068,550
---------------------------------------------------------------------------------------------
Mobil Corp.                                                   80,000              5,795,000
---------------------------------------------------------------------------------------------
Texaco, Inc.                                                  90,000              5,023,125
---------------------------------------------------------------------------------------------
USX-Marathon Group                                           190,000              6,566,875
                                                                           ------------------
                                                                                 29,453,550

---------------------------------------------------------------------------------------------
FINANCIAL--17.0%
---------------------------------------------------------------------------------------------
BANKS--5.0%
Banc One Corp.                                               465,371             26,293,490
---------------------------------------------------------------------------------------------
BankBoston Corp.                                             113,000             11,264,687
---------------------------------------------------------------------------------------------
Credito Italiano(1)                                        3,925,000             15,068,734
---------------------------------------------------------------------------------------------
Fleet Financial Group, Inc.                                   59,900              4,720,869
---------------------------------------------------------------------------------------------
NationsBank Corp.                                             85,500              5,856,750
---------------------------------------------------------------------------------------------
Societe Generale                                              24,400              3,678,464
---------------------------------------------------------------------------------------------
Star Banc Corp.                                              134,500              7,918,687
---------------------------------------------------------------------------------------------
State Street Corp.                                           128,800              7,961,450
                                                                           ------------------
                                                                                 82,763,131

---------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--8.6%
Associates First Capital Corp., Cl. A                        155,000             12,400,000
---------------------------------------------------------------------------------------------
CMAC Investment Corp.                                        158,200             10,599,400
---------------------------------------------------------------------------------------------
Fannie Mae                                                   112,000              7,147,000
---------------------------------------------------------------------------------------------
Finova Group, Inc.                                           200,200             11,011,000
---------------------------------------------------------------------------------------------
Franklin Resources, Inc.                                     224,000             11,424,000
---------------------------------------------------------------------------------------------
Freddie Mac                                                  220,000             10,395,000
---------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                    120,000              8,587,500
---------------------------------------------------------------------------------------------
MGIC Investment Corp.                                        171,800             12,659,513
---------------------------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.                  115,250              8,031,484
---------------------------------------------------------------------------------------------
Price (T. Rowe) Associates, Inc.                             120,900              8,024,738





                 12       Oppenheimer Capital Appreciation Fund

                                                                                MARKET VALUE
                                                             SHARES             SEE NOTE 1
---------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)
Schwab (Charles) Corp.                                       150,000           $  5,662,500
---------------------------------------------------------------------------------------------
Travelers Group, Inc.                                        667,500             37,213,125
                                                                          ------------------
                                                                                143,155,260

---------------------------------------------------------------------------------------------
INSURANCE--3.4%
Allstate Corp.                                                70,000              6,527,500
---------------------------------------------------------------------------------------------
Conseco, Inc.                                                312,000             14,644,500
---------------------------------------------------------------------------------------------
Equitable Cos., Inc.                                         215,000             11,247,188
---------------------------------------------------------------------------------------------
Executive Risk, Inc.                                         115,000              7,841,563
---------------------------------------------------------------------------------------------
SunAmerica, Inc.                                             365,000             16,539,063
                                                                           ------------------
                                                                                 56,799,814

---------------------------------------------------------------------------------------------
INDUSTRIAL--6.4%
---------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.6%
Emerson Electric Co.                                         155,000              9,890,938
---------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--1.1%
Rayonier, Inc.                                               157,700              6,682,538
---------------------------------------------------------------------------------------------
Southdown, Inc.                                              167,300             10,707,200
                                                                           ------------------
                                                                                 17,389,738

---------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.1%
Cendant Corp.(1)                                             345,000             12,937,500
---------------------------------------------------------------------------------------------
Corrections Corp. of America(1)                              140,000              5,355,000
                                                                           ------------------
                                                                                 18,292,500

---------------------------------------------------------------------------------------------
MANUFACTURING--2.0%
AGCO Corp.                                                   135,300              3,805,313
---------------------------------------------------------------------------------------------
American Standard Cos., Inc.(1)                              185,300              8,245,850
---------------------------------------------------------------------------------------------
Cooper Industries, Inc.                                      115,000              6,454,375
---------------------------------------------------------------------------------------------
Illinois Tool Works, Inc.                                    150,000              8,990,625
---------------------------------------------------------------------------------------------
Sealed Air Corp.(1)                                           67,000              4,509,938
---------------------------------------------------------------------------------------------
Steelcase, Inc., Cl. A(1)                                     12,000                432,750
                                                                           ------------------
                                                                                 32,438,851

---------------------------------------------------------------------------------------------
TRANSPORTATION--1.6%
Canadian Pacific Ltd. (New)                                  400,000             11,425,000
---------------------------------------------------------------------------------------------
Kansas City Southern Industries, Inc.                        405,000             15,060,938
                                                                           ------------------
                                                                                 26,485,938





                 13       Oppenheimer Capital Appreciation Fund

                                                                                MARKET VALUE
                                                             SHARES             SEE NOTE 1
---------------------------------------------------------------------------------------------
TECHNOLOGY--20.0%
---------------------------------------------------------------------------------------------
COMPUTER HARDWARE--5.9%
Adaptec, Inc.(1)                                             621,900           $ 16,441,481
---------------------------------------------------------------------------------------------
Cabletron Systems, Inc.(1)                                   412,000              6,386,000
---------------------------------------------------------------------------------------------
Compaq Computer Corp.                                        530,000             16,993,125
---------------------------------------------------------------------------------------------
EMC Corp.(1)                                                 465,000             17,786,250
---------------------------------------------------------------------------------------------
Gateway 2000, Inc.(1)                                        255,600             11,246,400
---------------------------------------------------------------------------------------------
International Business Machines Corp.                         75,000              7,832,813
---------------------------------------------------------------------------------------------
Seagate Technology, Inc.(1)                                  467,000             11,353,938
---------------------------------------------------------------------------------------------
Western Digital Corp.(1)                                     540,000              9,855,000
                                                                           ------------------
                                                                                 97,895,007

---------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--8.5%
BMC Software, Inc.(1)                                        225,600             17,258,400
---------------------------------------------------------------------------------------------
Computer Associates International, Inc.                      132,500              6,244,063
---------------------------------------------------------------------------------------------
First Data Corp.                                             345,040             11,731,360
---------------------------------------------------------------------------------------------
Gartner Group, Inc., Cl. A(1)                                190,000              7,576,250
---------------------------------------------------------------------------------------------
HBO & Co.                                                    300,000             16,237,500
---------------------------------------------------------------------------------------------
Microsoft Corp.(1)                                           547,600             46,409,100
---------------------------------------------------------------------------------------------
Network Associates, Inc.(1)                                  212,100             13,706,963
---------------------------------------------------------------------------------------------
Peoplesoft, Inc.(1)                                          271,200             12,119,250
---------------------------------------------------------------------------------------------
Sungard Data Systems, Inc..(1)                               296,700             10,143,431
                                                                          ------------------
                                                                                141,426,317

---------------------------------------------------------------------------------------------
ELECTRONICS--2.7%
Analog Devices, Inc.(1)                                      103,333              3,332,489
---------------------------------------------------------------------------------------------
LSI Logic Corp.(1)                                           220,000              5,211,250
---------------------------------------------------------------------------------------------
Sanmina Corp.(1)                                             140,000             11,156,250
---------------------------------------------------------------------------------------------
Teradyne, Inc.(1)                                            120,000              5,662,500
---------------------------------------------------------------------------------------------
Texas Instruments, Inc.                                      205,000             11,864,375
---------------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                               152,800              7,759,375
                                                                           ------------------
                                                                                 44,986,239

---------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--2.9%
Ascend Communications, Inc.(1)                                74,100              2,774,119
---------------------------------------------------------------------------------------------
Cisco Systems, Inc.(1)                                       190,000             12,516,250
---------------------------------------------------------------------------------------------
Newbridge Networks Corp.(1)                                  154,000              3,619,000
---------------------------------------------------------------------------------------------
Pairgain Technologies, Inc.(1)                               135,000              2,716,875
---------------------------------------------------------------------------------------------
Tellabs, Inc.(1)                                             445,200             26,878,950
                                                                           ------------------
                                                                                 48,505,194





                 14       Oppenheimer Capital Appreciation Fund

                                                                                MARKET VALUE
                                                             SHARES             SEE NOTE 1
---------------------------------------------------------------------------------------------
UTILITIES--1.7%
---------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.1%
Endesa SA, Sponsored ADR                                      80,000         $    1,780,000
---------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.6%
LCI International, Inc.(1)                                   340,000             11,220,000
---------------------------------------------------------------------------------------------
WorldCom, Inc.(1)                                            420,000             16,038,750
                                                                           ------------------
                                                                                 27,258,750
                                                                           ------------------
Total Common Stocks (Cost $913,366,686)                                       1,340,570,957

                                                         FACE
                                                         AMOUNT
=============================================================================================
U.S. GOVERNMENT OBLIGATIONS--0.3%
---------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.375%, 8/15/27
     (Cost $4,810,033)                                  $  5,000,000              5,300,005

=============================================================================================
SHORT-TERM NOTES--6.0%(2)
---------------------------------------------------------------------------------------------
American Express Credit Corp., 5.53%, 3/26/98             50,000,000             49,807,986
---------------------------------------------------------------------------------------------
Morgan (J.P.) & Co., Inc., 5.48%, 3/16/98                 50,000,000             49,885,729
                                                                            -----------------
Total Short-Term Notes (Cost $99,693,715)                                        99,693,715

=============================================================================================
REPURCHASE AGREEMENTS--12.2%
---------------------------------------------------------------------------------------------
Repurchase agreement with J.P.
Morgan Securities, Inc., 5.63%,
dated 2/27/98, to be repurchased at
$202,795,100 on 3/2/98, collateralized by
U.S. Treasury Bonds, 7.25%-12.50%,
11/15/08-5/15/16, with a value of
$188,784,899, and U.S. Treasury Nts.,
6.75%, 4/30/00, with a value of
$18,913,560 (Cost $202,700,000)                          202,700,000            202,700,000
---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,220,570,434)               99.3%         1,648,264,677
---------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                  0.7             11,251,610
                                                        ------------        -----------------
NET ASSETS                                                     100.0)%       $1,659,516,287
                                                        ============        =================

1. Non-income producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.





                 15       Oppenheimer Capital Appreciation Fund

STATEMENT OF ASSETS AND LIABILITIES February 28, 1998 (Unaudited)

======================================================================================================
ASSETS
Investments, at value (including repurchase agreements of $202,700,000)
(cost $1,220,570,434)--see accompanying statement                                      $1,648,264,677
------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                           16,632,829
Shares of beneficial interest sold                                                          7,617,028
Interest and dividends                                                                        894,894
------------------------------------------------------------------------------------------------------
Other                                                                                          19,365
                                                                                      ----------------
Total assets                                                                            1,673,428,793

======================================================================================================
LIABILITIES
Bank overdraft                                                                                499,419
------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                      11,376,395
Shares of beneficial interest redeemed                                                      1,195,543
Distribution and service plan fees                                                            406,706
Trustees' fees--Note 1                                                                        186,631
Transfer and shareholder servicing agent fees                                                 123,878
Other                                                                                         123,934
                                                                                      ----------------
Total liabilities                                                                          13,912,506
======================================================================================================
NET ASSETS                                                                             $1,659,516,287
                                                                                      ================

======================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                        $1,170,768,261
------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                         1,359,612
------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions             59,694,171
------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                  427,694,243
                                                                                      ----------------
Net assets                                                                             $1,659,516,287
                                                                                      ================





                 16       Oppenheimer Capital Appreciation Fund

======================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,360,927,359 and 36,196,086 shares of beneficial interest outstanding)                       $37.60
Maximum offering price per share (net asset value plus sales charge of 5.75%
of offering price)                                                                             $39.89

------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $121,091,019
and 3,276,058 shares of beneficial interest outstanding)                                       $36.96

------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $58,360,201
and 1,593,106 shares of beneficial interest outstanding)                                       $36.63

------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $119,137,708 and 3,170,705 shares of beneficial interest outstanding)            $37.57

See accompanying Notes to Financial Statements.




                 17       Oppenheimer Capital Appreciation Fund

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 1998 (Unaudited)

======================================================================================================
INVESTMENT INCOME
Interest                                                                                $   7,419,372
------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $12,582)                                     3,578,468
                                                                                        --------------
Total income                                                                               10,997,840

======================================================================================================
EXPENSES
Management fees--Note 4                                                                     4,586,441
------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                     1,059,805
Class B                                                                                       397,365
Class C                                                                                       225,977
------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                                       797,492
Class B                                                                                        51,604
Class C                                                                                        29,425
Class Y                                                                                         7,070
------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                  110,392
------------------------------------------------------------------------------------------------------
Shareholder reports                                                                            97,495
------------------------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                                            65,529
------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                    36,459
------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                        35,722
------------------------------------------------------------------------------------------------------
Other                                                                                          32,310
                                                                                        --------------
Total expenses                                                                              7,533,086

======================================================================================================
NET INVESTMENT INCOME                                                                       3,464,754

======================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                92,073,637
Foreign currency transactions                                                                (196,066)
                                                                                        --------------
Net realized gain                                                                          91,877,571

------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                55,187,073
Translation of assets and liabilities denominated in foreign currencies                        (8,436)
                                                                                        --------------
Net change                                                                                 55,178,637
                                                                                        --------------
Net realized and unrealized gain                                                          147,056,208

======================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $150,520,962
                                                                                        ==============

See accompanying Notes to Financial Statements.





                 18       Oppenheimer Capital Appreciation Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          SIX MONTHS ENDED
                                                                          FEBRUARY 28, 1998   YEAR ENDED
                                                                          (UNAUDITED)         AUGUST 31, 1997
=============================================================================================================
OPERATIONS
Net investment income                                                     $   3,464,754       $   5,060,610
-------------------------------------------------------------------------------------------------------------
Net realized gain                                                            91,877,571         151,802,275
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                        55,178,637         184,592,120
                                                                         --------------      --------------
Net increase in net assets resulting from operations                        150,520,962         341,455,005

=============================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                      (4,816,550)         (4,636,803)
Class B                                                                         (23,637)            (28,642)
Class Y                                                                        (353,880)                 --
-------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                    (143,989,214)        (94,222,488)
Class B                                                                      (9,885,848)         (1,584,506)
Class C                                                                      (5,546,281)         (1,485,205)
Class Y                                                                      (7,629,136)                 --

=============================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                     201,329,815         162,027,172
Class B                                                                      69,648,370          41,048,636
Class C                                                                      22,946,918          20,849,794
Class Y                                                                     119,585,364                  --

=============================================================================================================
NET ASSETS
Total increase                                                              391,786,883         463,422,963
-------------------------------------------------------------------------------------------------------------
Beginning of period                                                       1,267,729,404         804,306,441
                                                                         --------------      --------------
End of period (including undistributed net investment
income of $1,359,612 and $3,088,925, respectively)                       $1,659,516,287      $1,267,729,404
                                                                         ==============      ==============

See accompanying Notes to Financial Statements.





                 19       Oppenheimer Capital Appreciation Fund

FINANCIAL HIGHLIGHTS

                                           CLASS A
                                           ------------------------------------------------------------------------------
                                           SIX MONTHS                                                   YEAR
                                           ENDED                                                        ENDED
                                           FEBRUARY 28,           YEAR ENDED AUGUST 31,                 DEC. 31,
                                           1998 (UNAUDITED)       1997            1996(4)               1995
=========================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                $38.63           $30.81            $27.44               $22.63
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .09              .18               .11                  .24
Net realized and unrealized gain (loss)               3.60            11.36              3.26                 7.61
                                                ----------       ----------          --------             --------
Total income (loss) from
investment operations                                 3.69            11.54              3.37                 7.85
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.15)            (.17)               --                 (.24)
Distributions from net realized gain                 (4.57)           (3.55)               --                (2.80)
                                                ----------       ----------          --------             --------
Total dividends and distributions
to shareholders                                      (4.72)           (3.72)               --                (3.04)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $37.60           $38.63            $30.81               $27.44
                                                ==========       ==========          ========             ========

=========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(7)                  10.89%           40.52%            12.28%               34.85%

=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                  $1,360,927       $1,179,362          $788,504             $758,439
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $1,232,677       $  985,813          $789,903             $538,210
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                          0.56%(8)         0.53%             0.55%(8)             1.08%
Expenses                                              1.02%(8)         1.01%             1.09%(8)             1.03%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                            34.1%            66.0%             45.2%                71.9%
Average brokerage commission rate(10)              $0.0529          $0.0625           $0.0595              $0.0578

1. For the period from November 3, 1997 (inception of offering) to February 28, 1998.

2. For the period from December 1, 1993 (inception of offering) to December 31, 1993.

3. Per share amounts calculated based on the weighted average number of shares outstanding during the period.

4. For the eight months ended August 31, 1996. The Fund changed its fiscal year end from December 31 to August 31.

5. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

6. Less than $0.005 per share.

7. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.





                 20       Oppenheimer Capital Appreciation Fund

                                          CLASS B
---------------------------------------   ------------------------------------------------------
                                          SIX MONTHS                                    PERIOD
                                          ENDED                                         ENDED
                                          FEBRUARY 28,     YEAR ENDED AUGUST 31,        DEC. 31,
 1994           1993         1992         1998 (UNAUDITED) 1997         1996(4)         1995(5)
================================================================================================

      $25.72      $25.25       $23.76       $38.07          $30.56      $27.37           $29.77
------------------------------------------------------------------------------------------------

         .20         .13          .16          .02             .07          --(6)          (.14)
        (.11)        .86         2.28         3.45           11.05        3.19              .78
 -----------    --------     --------     --------         -------     -------          -------

         .09         .99         2.44         3.47           11.12        3.19              .64
------------------------------------------------------------------------------------------------

        (.20)       (.12)        (.17)        (.01)           (.06)         --             (.24)
       (2.98)       (.40)        (.78)       (4.57)          (3.55)         --            (2.80)
 -----------    --------     --------     --------         -------     -------          -------

       (3.18)       (.52)        (.95)       (4.58)          (3.61)         --            (3.04)
------------------------------------------------------------------------------------------------
      $22.63      $25.72       $25.25       $36.96          $38.07      $30.56           $27.37
 ===========    ========     ========     ========         =======     =======          =======

================================================================================================
        0.46%       3.93%       10.27%       10.41%          39.30%      11.65%            1.67%

================================================================================================


    $301,698    $368,806     $401,256     $121,091         $52,220      $5,448           $2,751
------------------------------------------------------------------------------------------------
    $325,003    $383,875     $362,295     $ 80,508         $23,678      $4,285           $  661
------------------------------------------------------------------------------------------------

        0.72%       0.47%        0.69%       (0.24)%(8)      (0.33)%     (0.25)%(8)       (0.54)%(8)
        1.16%       1.07%        1.09%        1.84%(8)        1.86%       1.94%(8)         2.62%(8)
------------------------------------------------------------------------------------------------
        34.7%       22.9%        42.3%        34.1%           66.0%       45.2%            71.9%
          --          --           --      $0.0529         $0.0625     $0.0595          $0.0578

8. Annualized.

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1998 were $533,900,609 and $392,724,190, respectively.

10. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.





                 21       Oppenheimer Capital Appreciation Fund

                                           CLASS C
                                           ---------------------------------------------------
                                           SIX MONTHS
                                           ENDED
                                           FEBRUARY 28,           YEAR ENDED AUGUST 31,
                                           1998 (UNAUDITED)       1997            1996(4)
===============================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                $37.76           $30.27            $27.11
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .01              .01              (.03)
Net realized and unrealized gain (loss)               3.43            11.03              3.19
                                                   -------          -------           --------
Total income (loss) from investment operations        3.44            11.04              3.16
-----------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    --               --                --
Distributions from net realized gain                 (4.57)           (3.55)               --
                                                   -------          -------           --------
Total dividends and distributions to shareholders    (4.57)           (3.55)               --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $36.63           $37.76            $30.27
                                                   =======          =======           ========

===============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(7)                  10.41%           39.35%            11.66%

===============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $58,360          $36,148           $10,355
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $45,722          $19,508           $ 9,053
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                         (0.26)%(8)       (0.32)%           (0.30)%(8)
Expenses                                              1.84%(8)         1.85%             1.93%(8)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                            34.1%            66.0%             45.2%
Average brokerage commission rate(10)              $0.0529          $0.0625           $0.0595

1. For the period from November 3, 1997 (inception of offering) to February 28, 1998.

2. For the period from December 1, 1993 (inception of offering) to December 31, 1993.

3. Per share amounts calculated based on the weighted average number of shares outstanding during the period.

4. For the eight months ended August 31, 1996. The Fund changed its fiscal year end from December 31 to August 31.

5. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

6. Less than $0.005 per share.

7. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.





                 22       Oppenheimer Capital Appreciation Fund

                                                             CLASS Y
---------------------------------------------------------    -------------------
                                                             PERIOD
                                                             ENDED
YEAR ENDED DECEMBER 31,                                      FEBRUARY 28,
1995                   1994(3)         1993(2)               1998 (UNAUDITED)(1)
================================================================================
         $22.50           $25.72            $25.92               $40.15
--------------------------------------------------------------------------------

            .09               --              (.01)                 .16
           7.43             (.15)              .31                 2.04
        -------          -------           -------             --------
           7.52             (.15)              .30                 2.20
--------------------------------------------------------------------------------

           (.11)            (.09)             (.10)                (.21)
          (2.80)           (2.98)             (.40)               (4.57)
        -------          -------           -------              -------
          (2.91)           (3.07)             (.50)               (4.78)
--------------------------------------------------------------------------------
         $27.11           $22.50            $25.72               $37.57
        =======          =======           =======             ========

================================================================================
          33.56%           (0.50)%            2.11%                6.80%


================================================================================
         $7,237           $1,066                $8             $119,138
--------------------------------------------------------------------------------
         $3,792           $  467                $6             $ 69,155
--------------------------------------------------------------------------------

           0.19%           (0.02)%           (0.07)%(8)            0.94%(8)
           1.90%            2.18%             2.18%(8)             0.76%(8)
--------------------------------------------------------------------------------
           71.9%            34.7%             22.9%                34.1%
        $0.0578               --                --              $0.0529

8. Annualized.

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1998 were $533,900,609 and $392,724,190, respectively.

10. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.





                 23       Oppenheimer Capital Appreciation Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

==============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Appreciation Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.





                 24       Oppenheimer Capital Appreciation Fund

==============================================================================
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 1998, a provision of $29,595 was made for the Fund's projected benefit obligations, and payments of $9,052 were made to retired trustees, resulting in an accumulated liability of $175,278 at February 28, 1998.

------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.





                 25       Oppenheimer Capital Appreciation Fund

==============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

==============================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                                      SIX MONTHS ENDED
                                      FEBRUARY 28, 1998(1)                         YEAR ENDED AUGUST 31, 1997
                                      -------------------------------              -------------------------------
                                      SHARES           AMOUNT                      SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                   6,471,310       $ 244,331,600               8,550,231        $ 291,467,633
Dividends and distributions
reinvested                             4,096,352         139,030,192               3,066,971           94,554,716
Redeemed                              (4,901,627)       (182,031,977)             (6,683,422)        (223,995,177)
                                      ----------       -------------              ----------        -------------
Net increase                           5,666,035       $ 201,329,815               4,933,780        $ 162,027,172
                                      ==========       =============              ==========        =============

------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                   2,091,675       $  77,665,193               1,757,393        $  59,666,544
Dividends and distributions
reinvested                               287,046           9,593,092                  51,555            1,576,025
Redeemed                                (474,458)        (17,609,915)               (615,428)         (20,193,933)
                                      ----------       -------------              ----------        -------------
Net increase                           1,904,263       $  69,648,370               1,193,520        $  41,048,636
                                      ==========       =============              ==========        =============

------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                     661,722       $  24,489,339                 776,983        $  26,196,322
Dividends and distributions
reinvested                               163,654           5,420,214                  45,592            1,381,908
Redeemed                                (189,655)         (6,962,635)               (207,324)          (6,728,436)
                                      ----------       -------------              ----------        -------------
Net increase                             635,721       $  22,946,918                 615,251        $  20,849,794
                                      ==========       =============              ==========        =============

------------------------------------------------------------------------------------------------------------------
Class Y:
Sold                                   2,956,625       $ 112,370,098                      --        $          --
Dividends and distributions
reinvested                               235,557           7,983,016                      --                   --
Redeemed                                 (21,477)           (767,750)                     --                   --
                                      ----------       -------------              ----------        -------------
Net increase                           3,170,705       $ 119,585,364                      --        $          --
                                      ==========       =============              ==========        =============

1. For the six months ended February 28, 1998 for Class A, B and C shares and for the period November 3, 1997 (inception of offering) to February 28, 1998 for Class Y shares.





                 26       Oppenheimer Capital Appreciation Fund

==============================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At February 28, 1998, net unrealized appreciation on investments of $427,694,243 was composed of gross appreciation of $456,414,870, and gross depreciation of $28,720,627.

==============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets in excess of $1.5 billion.

            For the six months ended February 28, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,753,903, of which $488,646 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,992,377 and $168,692, respectively, of which $138,146 and $2,297, respectively, was paid to an affiliated broker/dealer for Class B and Class C. During the six months ended February 28, 1998, OFDI received contingent deferred sales charges of $75,986 and $11,359, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended February 28, 1998, OFDI paid $53,187 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.





                 27       Oppenheimer Capital Appreciation Fund

==============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund has adopted a Distribution and Service Plan for Class B shares to compensate OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares for its services rendered in distributing Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the six months ended February 28, 1998, OFDI paid $1,350 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $360,706 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of February 28, 1998, OFDI had incurred excess distribution and servicing costs of $3,207,271 for Class B.

            The Fund has adopted a Distribution and Service Plan for Class C shares to reimburse OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares for its services rendered in distributing Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the six months ended February 28, 1998, OFDI paid $2,213 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $143,989 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of February 28, 1998, OFDI had incurred excess distribution and servicing costs of $461,117 for Class C.





                 28       Oppenheimer Capital Appreciation Fund

==============================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

            The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

            Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

            Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statements of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

            Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

==============================================================================
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the six months ended February 28, 1998.





                 29       Oppenheimer Capital Appreciation Fund

OPPENHEIMER CAPITAL APPRECIATION FUND

=================================================================================================================================
OFFICERS AND TRUSTEES           Leon Levy, Chairman of the Board of Trustees
                                Donald W. Spiro, Vice Chairman of the Board of Trustees
                                Bridget A. Macaskill, Trustee and President
                                Robert G. Galli, Trustee
                                Benjamin Lipstein, Trustee
                                Elizabeth B. Moynihan, Trustee
                                Kenneth A. Randall, Trustee
                                Edward V. Regan, Trustee
                                Russell S. Reynolds, Jr., Trustee
                                Pauline Trigere, Trustee
                                Clayton K. Yeutter, Trustee
                                Jane Putnam, Vice President
                                George C. Bowen, Treasurer
                                Robert J. Bishop, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer
                                Andrew J. Donohue, Secretary
                                Robert G. Zack, Assistant Secretary

=================================================================================================================================
INVESTMENT ADVISOR              OppenheimerFunds, Inc.

=================================================================================================================================
DISTRIBUTOR                     OppenheimerFunds Distributor, Inc.

=================================================================================================================================
TRANSFER AND SHAREHOLDER        OppenheimerFunds Services
SERVICING AGENT

=================================================================================================================================
CUSTODIAN OF                    The Bank of New York
PORTFOLIO SECURITIES

=================================================================================================================================
INDEPENDENT AUDITORS            KPMG Peat Marwick LLP

=================================================================================================================================
LEGAL COUNSEL                   Gordon Altman Butowsky Weitzen Shalov & Wein

                                The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.

                                This is a copy of a report to shareholders of Oppenheimer Capital Appreciation Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Capital Appreciation Fund. For
                                material information concerning the Fund, see the Prospectus.

                                Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.





                 30       Oppenheimer Capital Appreciation Fund

OPPENHEIMERFUNDS FAMILY

===================================================================================================
REAL ASSET FUNDS
---------------------------------------------------------------------------------------------------
Real Asset Fund                 Gold & Special Minerals Fund

===================================================================================================
GLOBAL STOCK FUNDS
---------------------------------------------------------------------------------------------------
Developing Markets Fund         International Growth Fund           Quest Global Value Fund
International Small             Global Fund                         Global Growth &Income Fund
   Company Fund

===================================================================================================
STOCK FUNDS
---------------------------------------------------------------------------------------------------
Enterprise Fund                 MidCap Fund                         Growth Fund
Discovery Fund                  Capital Appreciation Fund           Disciplined Value Fund
Quest Small Cap Value Fund      Quest Capital Value Fund            Quest Value Fund

===================================================================================================
STOCK & BOND FUNDS
---------------------------------------------------------------------------------------------------
Main Street Income &            Total Return Fund                   Disciplined Allocation Fund
  Growth Fund                   Quest Growth &Income                Multiple Strategies Fund
Quest Opportunity                Value Fund                         Convertible Securities Fund(1)
  Value Fund                    Equity Income Fund

===================================================================================================
TAXABLE BOND FUNDS
---------------------------------------------------------------------------------------------------
International Bond Fund         Champion Income Fund                U.S. Government Trust
World Bond Fund                 Strategic Income Fund               Limited-Term Government Fund
High Yield Fund                 Bond Fund

===================================================================================================
MUNICIPAL BOND FUNDS
---------------------------------------------------------------------------------------------------
California Municipal Fund(2)    Pennsylvania Municipal Fund(2)      Rochester Division:
Florida Municipal Fund(2)       Municipal Bond Fund                 Rochester Fund Municipals
New Jersey Municipal Fund(2)    Insured Municipal Fund              Limited Term New York
New York Municipal Fund(2)      Intermediate Municipal Fund           Municipal Fund

===================================================================================================
MONEY MARKET FUNDS(3)
---------------------------------------------------------------------------------------------------
Money Market Fund               Cash Reserves Fund

1. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

2. Available only to investors in certain states.

3. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.





                 31       Oppenheimer Capital Appreciation Fund

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INFORMATION AND SERVICES
------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether
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   And when you need help, our Customer Service Representatives are only a
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   When you want to make a transaction, you can do it easily by calling our
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   For added convenience, you can get automated information with
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PhoneLink gives you access to a variety of fund, account, and market
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Representative during the General Information hours shown at the left.

   You can count on us whenever you need assistance. That's why the
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OppenheimerFunds Services, with their Award of Excellence in 1993.

   So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.


[OPPENHEIMERFUNDS LOGO]
RS0320.001.0298 April 29, 1998